UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

SIGNING DAY SPORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41863	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8355 East Hartford Rd., Suite 100, Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(480) 220-6814
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SGN	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed in its Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 28, 2025, November 12, 2025, and December 22, 2025, Signing Day Sports, Inc., a Delaware corporation (“Signing Day Sports” or the “Company”), is party to a Business Combination Agreement, dated as of May 27, 2025, among the Company, BlockchAIn Digital Infrastructure, Inc., a Delaware corporation (“BlockchAIn”), One Blockchain LLC, a Delaware limited liability company (“One Blockchain”), BCDI Merger Sub I Inc., a Delaware corporation and a wholly owned subsidiary of BlockchAIn (“Merger Sub I”), and BCDI Merger Sub II LLC, a Delaware limited liability company and a wholly owned subsidiary of BlockchAIn (“Merger Sub II”), as amended by Amendment No. 1 to the Business Combination Agreement, dated as of November 10, 2025, between Signing Day Sports and One Blockchain, as amended by Amendment No. 2 to the Business Combination Agreement, dated as of December 21, 2025, by and among the Company, BlockchAIn, One Blockchain, Merger Sub I, and Merger Sub II (as amended, the “Business Combination Agreement”).

The Business Combination Agreement provides for (1) the merger of Merger Sub I with and into Signing Day Sports, with Signing Day Sports surviving as a wholly-owned subsidiary of BlockchAIn (the “Signing Day Sports Merger”) and (2) the merger of Merger Sub II with and into One Blockchain, with One Blockchain surviving as a wholly-owned subsidiary of BlockchAIn (the “One Blockchain Merger” and together with the Signing Day Sports Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). The stockholders of Signing Day Sports (the “Signing Day Sports Stockholders”) and securityholders of One Blockchain will be entitled to receive registered common shares, $0.0001 par value per share, of BlockchAIn (“BlockchAIn common shares”), as part of the Business Combination.

The number of BlockchAin common shares that the Signing Day Sports Stockholders will be entitled to receive at the closing of the Business Combination (the “Closing”) will be determined by a ratio (the “Exchange Ratio”) equal to the fraction of a BlockchAIn common share that each share of common stock of Signing Day Sports (“Signing Day Sports common stock”) will be convertible into. The Business Combination Agreement provides that BlockchAIn may adjust the Exchange Ratio in order to retain the proportionate shareholdings of Signing Day Sports, One Blockchain and Maxim Partners LLC (or its designees) in BlockchAIn pursuant to the Business Combination Agreement that may change as a result of equity or equity-linked issuances of Signing Day Sports through the date of the Closing and if necessary to comply with the listing requirements of the NYSE American LLC (the “NYSE American”), so long as (i) after such adjustment, the aggregate number of BlockchAIn common shares that the Signing Day Sports Stockholders are entitled to receive pursuant to the terms of the Business Combination Agreement will not be less than 8.5% of the BlockchAIn common shares that are outstanding on a fully diluted basis immediately after the Closing (excluding any out-of-the-money options and warrants) and (ii) such adjustment does not have a negative impact on the qualification of the BlockchAIn common shares to become listed on the NYSE American.

In accordance with the above, BlockchAIn has determined that the Exchange Ratio will be equal to the fraction obtained by dividing (i) the number that is equal to the last reported sale price of the Signing Day Sports common stock on the last trading day prior to the date of the Closing, by (ii) 7.5, except that if the Exchange Ratio would otherwise result in a fractional BlockchAIn common share, the Exchange Ratio will be rounded up to one (1) with respect to that BlockchAIn common share.

Additional Information and Where to Find It

Pursuant to the Business Combination Agreement, BlockchAIn has filed relevant materials with the SEC, including a Registration Statement on Form S-4 (the “Registration Statement”) to register the BlockchAIn common shares to be issued in connection with the proposed Business Combination, and a definitive proxy statement of the Company and a prospectus of BlockchAIn (the “Proxy Statement/Prospectus”). The Registration Statement has been declared effective by the SEC.  The Proxy Statement/Prospectus has been sent to the Signing Day Sports Stockholders to seek their approval of the proposed Business Combination. Each of BlockchAIn, One Blockchain, and Signing Day Sports may file with the SEC other relevant documents concerning the proposed transaction.  BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF SIGNING DAY SPORTS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ONE BLOCKCHAIN, SIGNING DAY SPORTS, THE PROPOSED BUSINESS COMBINATION, AND RELATED MATTERS. The Registration Statement, the Proxy Statement/Prospectus, and any other documents filed by BlockchAIn, One Blockchain, and Signing Day Sports with the SEC, may be obtained free of charge at the SEC website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Signing Day Sports by directing a written request to: Signing Day Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255.

Participants in the Solicitation

Signing Day Sports, and its directors, executive officers and certain other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the Signing Day Sports Stockholders with respect to the Business Combination and related matters. Information about the directors and executive officers of Signing Day Sports, including their ownership of shares of Signing Day Sports, is included in Signing Day Sports’ Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on April 11, 2025, as amended on August 6, 2025. Additional information regarding the persons or entities who may be deemed participants in the solicitation of proxies from Signing Day Sports Stockholders, including a description of their interests in the Business Combination by security holdings or otherwise, is included in the Proxy Statement/Prospectus and other relevant documents that are or will be publicly filed with the SEC when they become available. The directors, managers and officers of One Blockchain and BlockchAIn do not currently hold any interests, by security holdings or otherwise, in Signing Day Sports.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction. No offering of securities in connection with the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

The statements contained herein include “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those projected, including, without limitation, the parties’ ability to complete the Business Combination, the parties’ ability to integrate their respective businesses into a combined publicly listed company post-merger, the ability of the parties to obtain all necessary consents and approvals in connection with the Business Combination, obtain stock exchange clearance of a listing application in connection with the Business Combination, the parties’ ability to obtain their respective equity securityholders’ approval, and obtain sufficient funding to maintain operations and develop additional services and offerings, market acceptance of the parties’ current products and services and planned offerings, competition from existing or new offerings that may emerge, impacts from strategic changes to the parties’ business on net sales, revenues, income from continuing operations, or other results of operations, the parties’ ability to attract new users and customers, the parties’ ability to retain or obtain intellectual property rights, the parties’ ability to adequately support future growth, the parties’ ability to comply with user data privacy laws and other current or anticipated legal requirements, and the parties’ ability to attract and retain key personnel to manage their business effectively. These risks, uncertainties and other factors are described more fully in the section titled “Risk Factors” of the Registration Statement and are further described in the Proxy Statement/Prospectus. See also the section titled “Risk Factors” in the Company’s periodic reports which are filed with the SEC. These risks, uncertainties and other factors are, in some cases, beyond the parties’ control and could materially affect results. If one or more of these risks, uncertainties or other factors become applicable, or if these underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance. All subsequent written and oral forward-looking statements concerning the Company, BlockchAIn, One Blockchain, or any of their affiliates, or other matters and attributable to the Company, BlockchAIn, One Blockchain, any of their affiliates, or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2026	SIGNING DAY SPORTS, INC.

/s/ Daniel Nelson
	Name:	Daniel Nelson
	Title:	Chief Executive Officer

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